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                                                                EXHIBIT 10(xiii)

                            AGREEMENT OF EMPLOYMENT
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     THIS AGREEMENT is executed as of the 2nd day of January 1990 by and between
Circle "S" Industries, Inc., a corporation organized and existing under the laws of the State of Alabama (hereinafter referred to as the "Corporation"), and LARRY D. STRIPLIN, JR., an individual residing in the State of Alabama (hereinafter referred to as the "Employee").


                             W I T N E S S E T H:


     WHEREAS, the Corporation and the Employee desire to enter into an agreement relating to the employment of the Employee by the Corporation;


     NOW, THEREFORE, the parties hereby agree as follows:


     1.   EMPLOYMENT. On the terms and subject to the conditions hereinafter set
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forth, the Corporation hereby employs the Employee as the Chairman of the Board and the Employee hereby accepts employment by the Corporation upon the terms and conditions hereinafter set forth.


     2.   EFFECTIVE DATE. The effective date (the "Effective Date") of this
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Agreement shall be January 1, 1990.

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     3.   TERM.  Unless earlier terminated pursuant to the previsions of Section
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8 hereof, this Agreement shall endure for the term of one (1) year, which term shall hereafter automatically renew for successive one-year terms.


     4.   DUTIES. The Employee shall devote the Employee's full time and best
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efforts to the advancement of the interests of the Corporation and shall perform all such duties as are incident to his position as Chairman of the Board of the Corporation and shall further follow the directions and perform such additional duties to may be directed or prescribed from time to time by the Board of Directors of the Corporation.


     5.   COMPENSATION. Except as otherwise set forth in this Agreement, as the
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Employee's entire compensation for all services rendered to the Corporation during the term of this Agreement, in whatever capacity rendered, the Employee shall be paid by the Corporation, subject to withholding and other applicable employment taxes:

          (a) A base salary of $150,000 per year, payable in bi-monthly installments in arrears, and subject to such salary increases as may be granted by the Board of Directors in its sole discretion;

          (b) An actual bonus equal to one half (1/2) of ten percent (10%) of the pre-tax profits in excess of $1,000,000, as are earned by the Corporation for the preceding calendar year. Pre-tax profits shall be defined as net earnings before income taxes and extraordinary items for financial reporting purposes that would be reflected on an income statement of the Corporation prepared with respect to a particular year in accordance with generally accepted accounting principles, consistently applied. This annual bonus shall be paid within ninety (90) days following the end of each calendar year during which the Employee is employed by the Company, and shall paid in full only, with respect to years

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during which the Employee was continuously employed by the Corporation for the entire calendar year, provided however, that should the employment of the Employee hereunder terminate prior to calendar year end, the Employee shall be paid a ratable portion of such annual bonus as shall determined by the Board of Directors in good faith.


     6.   EXTENDED COMPENSATION. In the event that there occurs a sale of
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substantially all the assets of the Company or a sale of a sufficient amount of stock in the Company, whether by tender offer, original issuance, or a single or series of related stock purchaser and sale agreements and/or transactions sufficient to confer on the purchaser or purchasers thereof (whether individually or in a group) the ability to elect a majority of the Board of Directors of the Company, the Company shall be obligated to pay to the Employee the sum of $200,000.00 per year, such sum to be paid in annual installments in arrears (the "Extended Compensation") for a period not to exceed the earlier of five (5) years or the life of the Employee, the first installment to be paid on the date which is one year after the occurrences of the event giving rise to the payment; provided however, that such Extended Compensation shall be paid in lien of, and not in addition to, any compensation paid pursuant to Section 5 hereof. No payment of Extended Compensation shall be made without first obtaining the affirmative vote of at least seventy-five percent (75%) of the shareholders of the Company (which calculation shall be made without regard to any shares held by Employees) immediately prior to the change in control of the Company as described above; such vote shall determine the right of the Employee to receive the Extended Compensation, on the condition that full disclosure be made of all material costs concerning all payments to be made pursuant to this Section 6. Notwithstanding the provisions of Section 9 hereof, the obligation of the Company to make

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payments of Extended Compensation shall terminate only upon the death of the
Employee or the expiration of the five (5) year term.

     7.   VACATION.  In each calendar year during the term of this Agreement,
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the Employee shall be entitled to a maximum of two (2) weeks of vacation, or such other amount of vacation as shall from time to time be authorized by the Board of Directors. Such vacation shall be taken at such time or times as shall be approved by the Board of Directors. Vacation time which remains unused at the end of any calendar year or at the termination or expiration of this Agreement shall be forfeited, and the Employee shall be entitles to no compensation on account thereof. The Employee shall be paid his entire compensation during the time he takes such vacation.

     8.   BENEFITS. The Employee shall be entitled to participate in any
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employee benefits customarily provided by the Corporation to other employee in comparable positions.

     9.   TERMINATION OF EMPLOYMENT.  This Agreement, and the Employee's
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employment hereunder, shall be terminated upon the happening of any of the following event:

          (a)  The death of the Employee;

          (b) The delivery of written notice of termination of this Agreement by the Employee or the Corporation to the other party, such notice and termination to be effective sixty (60) days after the delivery thereof;

          (c) The disability or incapacity of the Employee. For purposes of this Agreement, the term "disability" or incapacity" shall mean the Employee's inability, by

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reason of physical or mental illness, or other cause, to perform the Employee's usual duties, which disability or incapacity continues for an unbroken period of sixty (60) days or more. The date of termination of this Agreement due to disability or incapacity of the Employee shall be the sixty-first day after commencement of the Employee's disability or incapacity.

     10.  DETERMINATION OF DISABILITY OF INCAPACITY.  For the purposes of this
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Agreement, if there is any disagreement between the Corporation and the Employee as to the disability or incapacity of the Employee or as to the effective date of disability or incapacity, the same shall be determined after as examination of the Employee by a physician to selected by majority vote of the Board of Directors of the Corporation. The Employee agrees to be available for such an examination at any reasonable time. The determination of such physician selected by the Corporation shall be conclusive evidence of disability or incapacity of the Employee and of the date such disability or incapacity began provided, however, that the determination must be made in good faith and must be based upon reasonable and professional medical standards. If the Employee does not cooperate in the examination by much physician selected by the Corporation, then, for such disability or incapacity began shall be made by the Corporation in its sole discretion.

     11.  CONFIDENTIAL INFORMATION.  During the course of his employment,
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certain confidential information will be imparted to the Employee by the
Corporation or by customers of the Corporation. In addition, the Employee may develop, on behalf of the Corporation, certain confidential information. For purposes of Sections 11, 12 and 13 hereof, "Corporation" shall mean not only Circle "S" Industries, Inc, but each and every subsidiary, branch and other related corporation of Circle "S" Industries, Inc. Except as

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provided below, "confidential information" consists of any all of the following information: (1) information pertaining to the Fine Wire Business (as hereinafter defined); (2) the identity of the Corporation's customers and if business and other prospective customers that the Corporation has contacted or that have the Corporation in an effort to discuss this possibility of such business or prospective customer becoming a customer of the Corporation or having a business relationship with the Corporation; (3) the Corporation's rates, marketing strategies, pricing methods and policies; and (4) information considered trade secrets, know-how, or proprietary information of the Corporation, including but not limited to, all process, technique and formulas developed by or an behalf of the Corporation for refining, alloying, easing and annulling used to make fine wire including any such process jointly developed by the Corporation and its customers or consultants. Confidential information does not include information which (1) can be shown by the Employee to have been in his possession before he began working for the Corporation or (2) at the time of disclosure is, or thereafter becomes, through no fault of the Employee, known as the general public. During the course of the Employee's employment, and at all times thereafter, the Employee shall safeguard and maintain the confidentiality of all such confidential information known to him, shall not use such information for his own personal gain or business ventures and shall not furnish or disclose any confidential information or any materials embodying such confidential information to any third party for his own purpose or for any purpose whatever without express written authorization from the Corporation.

     12.  PROPRIETARY MATERIALS.  From time to time, the Corporation shall
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furnish to the Employee material embodying confidential information to be used by the Employee in the performance of the duties of his employment. In addition, the Employee

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may develop such material for the Corporation or its client.  Upon the termination of his employment with the Corporation, the Employee agrees to return to the Corporation all such material including and along with all material furnished by or about any customer, or potential customer of the Corporation that pertains to the customer or potential customer, all memoranda, studies and correspondence received or generated by the Employee in the course of his employment, and all papers and files maintained, seemed or developed in the course of his employment. The Employees hereby assigns to the Corporation all rights the Employee may have in and to any all proprietary information or invention developed by the Employee during the course of his employment hereunder provided that such information or inventions are related to the business of the Corporation.

     13.  COVENANT NOT TO COMPETE (a) The Corporation is, or in the future may
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be, engaged in the business of developing producing, and marketing fine wire and related products used or useful in the semi-conductor industry (the Fine Wire Business"). The employee may have access to all the Corporation's records, will have direct dealings with customers of the Corporation, may engage in sales solicitations and be directly responsible for maintaining and fostering in sales customer relationships by, among other things, advising customers, responding to customer inquiries and supervising other employees' dealings with customers.
The Employee further acknowledges and agrees that he will be intimately involved in and familiar with the Corporation's methods and costs of doing business, pricing, product and concept development, and strategic planning all of which encompass valuable propriety and confidential information or trade assets developed by and for the Corporation. In order to protect the Corporation's investment in the foregoing matters and the Corporation's goodwill, and in consideration of the Corporation's employment of the Employee hereunder, the Employee agrees that as long as the Employee

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remains employed by the Corporation and for five (5) years after the Employee's termination of employment for whatever reason, the Employee agrees not to engage in any manner in the Fine Wire Business or in any business that is competitive with the Fine Wire Business, directly or indirectly, either on his own account or while employed by or associated with another corporation, partnership, individual; or other entity, or while acting as an independent contractor or consultant to or for any corporation, partnership, individual other entity. In the event the Employee breaches this covenant for any period of time, the covenant will not expire five (5) year after termination of his employment, but shall be extended for the same period of time that he was in breach. The Employee acknowledges and agrees that this covenant not to compete is a reasonable protection of the Corporation's interests and that the Employee enters into this covenant willingly in order to secure the benefits of this Agreement, and intends to be legally bound hereby. The provisions of this
Section 13 shall be restricted to those countries, including the United States, the Corporation sells its products or otherwise countries its business.

          (b) For a one year period immediately following termination of Employee's employment with the Corporation for any reason. Employee shall not induce any person to leave the employ of the Company or employ any person during the proceeding twelve months was an employee of the Corporation.

          (c) If any of the foregoing provisions relating to the duration, business or geographic scope of this covenant shall be held to be more restrictive than permitted by the law of the jurisdiction in which the Corporation seeks enforcement thereof by the final determination of a court of competent jurisdiction, and all appeals therefrom shall have failed or the time for such appeals shall have expired, such provision, and only such provision, shall be limited to the extent permitted by law.

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          (d)  It is agreed that it would be impossible to fully compensate the
Corporation for damages for breach of the obligations of the Employee hereunder. Accordingly, the Employee and the Corporation specifically agree that the Corporation and any of its affiliates or successor shall be entitled, in addition to and not in lieu of any other remedies available at law or in equity, to enforces such obligation by mean of specific performance or injunctive relief and that such relief may be granted without the security of providing actual damages.


     14.  BENEFIT.  This Agreement shall bind all parties, their respective
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heirs, executors, administrators, successors and assigns, but nothing contained herein shall be construed as an authorization or right of any party to assign its rights of obligations hereunder.

     15.  WAIVER OF BREACH OR VIOLATION NOT DEEMED CONTINUING.  The waiver by
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either party of a breech or violation of any provision of this Agreement shall not operate as or be construed to ba a waiver of any subsequent breech hereof.

     16.  NOTICES.  The delivery of any statement or the giving of any notice
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provided for or required herein shall be in writing and may be affected by (i)
personal delivery, or (ii) by depositing with the United Satates Postal Services or in any one of its regular depositories the same to the recipient by certified mail, postage prepaid, with returns receipt requested, addressed as follows: in the case of Employee, to _______________________________: or in the case of the Corporation to 907 Ravenwood Drive, Selma Alabama 36701, with copy to Thomas N. Caruthers, Jr. Esq, Bradley, Arant, Rose &

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White, 1400 Park Place Tower, Birmingham, Alabama 35203. The Corporation and the
Employee agree to give the other notice of my required change in the foregoing addresses.

     17.  AUTHORITY. The provisions of this Agreement required to be approved by
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the Board of Directors of the Corporation have been approved and authorized.

     18.  GOVERNING LAW. It is the intention of the parties hereto that this
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Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Alabama and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Alabama shall be applicable and shall govern to the seclusion of the law of any other forum, including, without limitation, principles governing condition of laws.

     19.  PARAGRAPH HEADINGS. The paragraph headings contained in this
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Agreement, are for conveniences only and shall in no manner be construed as part of this Agreement.

     20.  GENDER. The use of the masculine gender shall include the feminine
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gender and the singular the plural, and vice versa.

     21.  ENTIRE AGREEMENT. This instrument contains the entire agreement of the
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parties and may not be changed except by an agreement in writing signed by the party against whom the enforcement of any waiver, change, extension, modification or discharge is sought.

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     22.  ASSIGNMENT.  This Agreement may not be assigned without the prior
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written consent of the parties hereto, except that the Corporation may assign this Agreement:(i) to any affiliate of the Corporation, or (ii) upon the Employer's prior written consent, which consent shall not be unreasonably withheld, to any assignee, license or purchaser of the Corporation or any of its affiliates.

     23.  SEVERABILITY.  Each provision of this Agreement is intended to be
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severable from the others so that if any provisions or term hereof is determined to illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remaining provisions and terms hereof, and this Agreement shall be deemed to be enforceable to the maximum extent permitted by law.

     24.  COUNTERPARTS.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, and all of which together shall continue one and the same instrument.

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          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its authorized officer, and the Employee has hereunto all Employee's hand, effective as of the Effective Date.


                                             CIRCLE "S" INDUSTRIES, INC.

                                         By /s/ William B. Reed
                                           ---------------------------------
                                           Its  President
                                              ------------------------------

ATTEST:
By  [Signature Not Legible]
  --------------------------
  Its [Signature Not Legible]
     ------------------------
                                            /s/ Larry D. Striplin, Jr.
                                            --------------------------------
                                                Larry D. Striplin, Jr.
WITNESS:
  [Signature Not Legible]
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